Exhibit 99.1

CARNIVAL CORPORATION & PLC
SUMMARY IMPACT OF REVISION TO PRIOR PERIOD FINANCIAL INFORMATION

In the first quarter of 2015, we revised and corrected the accounting for one of our brands' marine and technical spare parts in order to consistently expense and classify them fleetwide. We evaluated the materiality of this revision and concluded that it was not material to any of our previously issued financial statements. However, had we not revised, this accounting may have resulted in material inconsistencies to our financial statements in the future.

The effects of this revision on our Consolidated Statements of Income were as follows (in millions, except per share data):

	Year Ended November 30, 2014
	As Previously Reported	Adjustment	As Revised
Other ship operating	$2,445	$18	$2,463
Depreciation and amortization	$1,635	$2	$1,637
Operating income	$1,792	$(20)	$1,772
Income before income taxes	$1,245	$(20)	$1,225
Net income	$1,236	$(20)	$1,216
Earnings per share
Basic	$1.59	$(0.02)	$1.57
Diluted	$1.59	$(0.03)	$1.56

	Year Ended November 30, 2013
	As Previously Reported	Adjustment	As Revised
Other ship operating	$2,589	$21	$2,610
Depreciation and amortization	$1,588	$2	$1,590
Operating income	$1,352	$(23)	$1,329
Income before income taxes	$1,072	$(23)	$1,049
Net income	$1,078	$(23)	$1,055
Earnings per share
Basic	$1.39	$(0.03)	$1.36
Diluted	$1.39	$(0.03)	$1.36

	Year Ended November 30, 2012
	As Previously Reported	Adjustment	As Revised
Other ship operating	$2,233	$12	$2,245
Depreciation and amortization	$1,527	$1	$1,528
Operating income	$1,642	$(13)	$1,629
Income before income taxes	$1,302	$(13)	$1,289
Net income	$1,298	$(13)	$1,285
Earnings per share
Basic	$1.67	$(0.01)	$1.66
Diluted	$1.67	$(0.02)	$1.65

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Exhibit 99.1

CARNIVAL CORPORATION & PLC
SUMMARY IMPACT OF REVISION TO PRIOR PERIOD FINANCIAL INFORMATION
(CONTINUED)

The effects of this revision on our Consolidated Statements of Comprehensive Income were as follows (in millions):

	Year Ended November 30, 2014
	As Previously Reported	Adjustment	As Revised
Net income	$1,236	$(20)	$1,216
Total comprehensive income	$459	$(20)	$439

	Year Ended November 30, 2013
	As Previously Reported	Adjustment	As Revised
Net income	$1,078	$(23)	$1,055
Total comprehensive income	$1,446	$(23)	$1,423

	Year Ended November 30, 2012
	As Previously Reported	Adjustment	As Revised
Net income	$1,298	$(13)	$1,285
Total comprehensive income	$1,300	$(13)	$1,287

The effects of this revision on our Consolidated Balance Sheets were as follows (in millions):

	November 30, 2014
	As Previously Reported	Adjustment	As Revised
Inventories	$364	$(15)	$349
Total current assets	$1,503	$(15)	$1,488
Property and equipment, net	$32,773	$46	$32,819
Other assets	$859	$(115)	$744
Total assets	$39,532	$(84)	$39,448
Retained earnings	$19,242	$(84)	$19,158
Total shareholders' equity	$24,288	$(84)	$24,204
Total liabilities and shareholders' equity	$39,532	$(84)	$39,448

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Exhibit 99.1

CARNIVAL CORPORATION & PLC
SUMMARY IMPACT OF REVISION TO PRIOR PERIOD FINANCIAL INFORMATION
(CONTINUED)

	November 30, 2013
	As Previously Reported	Adjustment	As Revised
Inventories	$374	$(14)	$360
Total current assets	$1,937	$(14)	$1,923
Property and equipment, net	$32,905	$46	$32,951
Other assets	$760	$(94)	$666
Total assets	$40,104	$(62)	$40,042
Accrued liabilities	$1,126	$2	$1,128
Total current liabilities	$6,720	$2	$6,722
Retained earnings	$18,782	$(64)	$18,718
Total shareholders' equity	$24,556	$(64)	$24,492
Total liabilities and shareholders' equity	$40,104	$(62)	$40,042

This non-cash revision did not impact our operating cash flows for any period. The effects of this revision on the individual line items within operating cash flows on our Consolidated Statements of Cash Flows were as follows (in millions):

	Year Ended November 30, 2014
	As Previously Reported	Adjustment	As Revised
Net income	$1,236	$(20)	$1,216
Depreciation and amortization	$1,635	$2	$1,637
Inventories	$1	$—	$1
Insurance recoverables, prepaid expenses and other	$401	$21	$422
Claims reserves and accrued and other liabilities	$(379)	$(3)	$(382)

	Year Ended November 30, 2013
	As Previously Reported	Adjustment	As Revised
Net income	$1,078	$(23)	$1,055
Depreciation and amortization	$1,588	$2	$1,590
Inventories	$19	$2	$21
Insurance recoverables, prepaid expenses and other	$402	$22	$424
Claims reserves and accrued and other liabilities	$(330)	$(3)	$(333)

	Year Ended November 30, 2012
	As Previously Reported	Adjustment	As Revised
Net income	$1,298	$(13)	$1,285
Depreciation and amortization	$1,527	$1	$1,528
Inventories	$(16)	$(1)	$(17)
Insurance recoverables, prepaid expenses and other	$148	$8	$156
Claims reserves and accrued and other liabilities	$(192)	$5	$(187)

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